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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Vornado Realty Trust on Form S-8 of our report dated March 25, 1998, appearing in the Annual Report on Form 10-K of Vornado Realty Trust for the year ended December 31, 1997, as amended, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

Parsippany, New Jersey                                     DELOITTE & TOUCHE LLP
May 13, 1998
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                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Vornado Realty Trust on Form S-8 of our report dated March 17, 1997 on the statement of revenues and certain expenses of One Penn Plaza for the year ended December 31, 1996, which report appears in the Form 8-K/A of Vornado Realty Trust dated November 18, 1997, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

New York, New York                                         DELOITTE & TOUCHE LLP
May 13, 1998
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                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Vornado Realty Trust on Form S-8 of our report dated January 16, 1998 on the statement of revenues and certain expenses of 150 East 58th Street for the year ended December 31, 1996, which report appears in the Form 8-K/A of Vornado Realty Trust dated November 18, 1997, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

Parsippany, New Jersey                                     DELOITTE & TOUCHE LLP
May 13, 1998
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                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Vornado Realty Trust on Form S-8 of our report dated February 12, 1997 on the statement of revenues and certain expenses of 640 Fifth Avenue for the year ended December 31, 1996, which report appears in the Form 8-K/A of Vornado Realty Trust dated November 18, 1997, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

New York, New York                                         DELOITTE & TOUCHE LLP
May 13, 1998